SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 9, 1996



                       KURZWEIL APPLIED INTELLIGENCE, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                     0-20256             04-2815079
(State or other jurisdiction      (Commission         (I.R.S. Employer
      of  incorporation)            File Number)     Identification No.)


  411 Waverley Oaks Road
  Waltham, Massachusetts                                     02154
  (Address of principal                                    (Zip code)
   executive offices)


Registrant's telephone number, including area code:  (617) 893-5151


                                                     Exhibit Index at Page 3


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Item 5.  Other Events


On May 9, 1996 the Company closed the sale of 1,320,050 shares of its common stock in a private placement at a sale price of $2.00 per share, and announced that it is seeking additional funds through sales of its common stock, as described in the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c)               Exhibits.   Press Release Dated May 10, 1996

                  -----------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Kurzweil Applied Intelligence, Inc.


Date: May 15, 1996               By:   /s/ Thomas E. Brew, Jr.
                                       -----------------------
                                           Thomas E. Brew, Jr.
                                           President & Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                       Description                       At Page

  99                            Press Release Dated May 10, 1996       4
                                                                    ----